Financial instruments and related disclosures	12 Months Ended
Dec. 31, 2017
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Financial instruments and related disclosures

42. Financial instruments and related disclosures

GSK uses a variety of financial instruments to finance its operations and derivative financial instruments to manage market risks from these operations. These derivatives, principally comprising interest rate swaps, foreign exchange forward contracts and swaps, are used to swap borrowings and liquid assets into currencies required for Group purposes and to manage exposure to financial risks from changes in foreign exchange rates and interest rates.

GSK does not hold or issue derivatives for speculative purposes and GSK’s Treasury policies specifically prohibit such activity. All transactions in financial instruments are undertaken to manage the risks arising from underlying business activities.

Capital management

GSK’s financial strategy supports the Group’s strategic priorities and is regularly reviewed by the Board. GSK manages the capital structure of the Group through an appropriate mix of debt and equity.

The capital structure of the Group consists of net debt of £13.2 billion (see Note 31, ‘Net debt’) and total equity, including that provided by non-controlling interests, of £3.5 billion (see ‘Consolidated statement of changes in equity’ on page 160). Total capital, including that provided by non-controlling interests, is £16.7 billion.

Our long-term credit rating with Standard and Poor’s is A+ (stable outlook) and with Moody’s Investor Services (‘Moody’s’) it is A2 (stable outlook). The Group’s short-term credit ratings are A-1 and P-1 with Standard and Poor’s and Moody’s respectively.

Liquidity risk management

GSK’s policy is to borrow centrally in order to meet anticipated funding requirements. The strategy is to diversify liquidity sources using a range of facilities and to maintain broad access to financial markets.

At 31 December 2017, GSK had £2.8 billion of borrowings repayable within one year and held £3.9 billion of cash and cash equivalents and liquid investments of which £2.5 billion was held centrally. GSK has access to short-term finance under a $10 billion (£7.4 billion) US commercial paper programme; $0.7 billion (£0.5 billion) was in issue at 31 December 2017 (2016 – $1.4 billion). GSK also has £1.9 billion five year committed facilities and $2.5 billion (£1.9 billion) of 364 day committed facilities. The five-year committed facilities were agreed in September 2015 and were extended by one year to 2021 in September 2016. The 364 day committed facilities were agreed in August 2017. These facilities were undrawn at 31 December 2017. GSK considers this level of committed facilities to be adequate, given current liquidity requirements.

GSK has a £15 billion European Medium Term Note programme and at 31 December 2017, £9.0 billion of notes were in issue under this programme. The Group also had $9.7 billion (£7.2 billion) of notes in issue at 31 December 2017 under a US shelf registration. GSK’s borrowings mature at dates between 2018 and 2045.

The put options owned by minority interest partners in ViiV Healthcare and the Consumer Healthcare JV business are both now exercisable. In reviewing liquidity requirements GSK considers that sufficient financing options are available should the put options be exercised.

Market risk

Interest rate risk management

GSK’s objective is to minimise the effective net interest cost and to balance the mix of debt at fixed and floating interest rates over time. The policy on interest rate risk management limits the amount of floating interest payments to a prescribed percentage of operating profit.

Foreign exchange risk management

Foreign currency transaction exposures arising on external trade flows are not normally hedged. Foreign currency transaction exposures arising on internal trade flows are selectively hedged. The Group’s objective is to minimise the exposure of overseas operating subsidiaries to transaction risk by matching local currency income with local currency costs where possible. GSK’s internal trading transactions are matched centrally and inter-company payment terms are managed to reduce foreign currency risk. Foreign currency cash flows can be hedged selectively including hedges of the foreign exchange risk arising from acquisitions and disposals of assets. Where possible, GSK manages the cash surpluses or borrowing requirements of subsidiary companies centrally using forward contracts to hedge future repayments back into the originating currency.

In order to reduce foreign currency translation exposure, the Group seeks to denominate borrowings in the currencies of our principal assets and cash flows. These are primarily denominated in US Dollars, Euros and Sterling. Borrowings can be swapped into other currencies as required.

Borrowings denominated in, or swapped into, foreign currencies that match investments in overseas Group assets may be treated as a hedge against the relevant assets. Forward contracts in major currencies are also used to reduce exposure to the Group’s investment in overseas assets (see ‘Net investment hedges’ section of this note for further details).

Credit risk

The Group considers its maximum credit risk at 31 December 2017 to be £9,988 million (31 December 2016 – £11,002 million) which is the total of the Group’s financial assets with the exception of ’Other investments’ (comprising equity investments) which bear equity risk rather than credit risk. See page 216 for details on the Group’s total financial assets. At 31 December 2017, GSK’s greatest concentrations of credit risk were £0.5 billion with Citibank (A/A1) and £0.5 billion with one US wholesaler (BBB+/Baa2) (2016 – £0.9 billion with Citibank (A/A1)).

Treasury-related credit risk

GSK sets global counterparty limits for each of GSK’s banking and investment counterparties based on long-term credit ratings from Moody’s and Standard and Poor’s. Usage of these limits is monitored daily.

GSK actively manages its exposure to credit risk, reducing surplus cash balances wherever possible. This is part of GSK’s strategy to regionalise cash management and to concentrate cash centrally as much as possible. The table below sets out the credit exposure to counterparties by rating for liquid investments, cash and cash equivalents and derivatives. The gross asset position on each derivative contract is considered for the purpose of this table, although, under ISDA agreements, the amount at risk is the net position with each counterparty. Table (e) on page 220 sets out the Group’s financial assets and liabilities on an offset basis.

At 31 December 2017, £45 million of cash is categorised as held with unrated or sub-investment grade rated counterparties (lower then BBB-/Baa3) of which £32 million is cash in transit. The remaining exposure is concentrated in overseas banks used for local cash management or investment purposes, including £7 million in Nigeria held with United Bank for Africa, Zenith Bank and Stanbic IBTC Bank and First Bank of Nigeria and £2 million with BTV in Austria. Of the £80 million of bank balances and deposits held with BBB/Baa rated counterparties, £27 million was held with BBB-/ Baa3 rated counterparties, including balances or deposits of £17 million with HDFC Bank in India and £10 million with State Bank of India. These banks are used for local investment purposes.

2017	AAA/Aaa £m	AA/Aa £m	A/A £m	BBB/Baa £m	BB+/Ba1 and below /unrated £m	Total £m
Bank balances and deposits	—	423	1,167	80	45	1,715
US Treasury and Treasury repo only money market funds	1,715	—	—	—	—	1,715
Liquidity funds	403	—	—	—	—	403
Government securities	—	77	—	1	—	78
3rd party financial derivatives	—	26	42	—	—	68

Total	2,118	526	1,209	81	45	3,979

2016	AAA/Aaa £m	AA/Aa £m	A/A £m	BBB/Baa £m	BB+/Ba1 and below /unrated £m	Total £m
Bank balances and deposits	—	542	1,560	388	93	2,583
US Treasury and Treasury repo only money market funds	2,248	—	—	—	—	2,248
Liquidity funds	66	—	—	—	—	66
Government securities	—	85	—	4	—	89
3rd party financial derivatives	—	70	86	—	—	156

Total	2,314	697	1,646	392	93	5,142

Credit ratings are assigned by Standard and Poor’s and Moody’s respectively. Where the opinions of the two rating agencies differ, GSK assigns the lower rating of the two to the counterparty. Where local rating agency or Fitch data is the only source available, the ratings are converted to global ratings equivalent to those of Standard and Poor’s or Moody’s using published conversion tables.

GSK’s centrally managed cash reserves amounted to £2.5 billion at 31 December 2017, all available within three months. This includes £1.7 billion centrally managed cash held by ViiV Healthcare, a 78.3% owned subsidiary. The Group has invested centrally managed liquid assets in bank deposits, Aaa/AAA rated US Treasury and Treasury repo only money market funds and Aaa/AAA rated liquidity funds.

Wholesale and retail credit risk

Outside the US, no customer accounts for more than 5% of the Group’s trade receivables balance.

In the US, in line with other pharmaceutical companies, the Group sells its products through a small number of wholesalers in addition to hospitals, pharmacies, physicians and other groups. Sales to the three largest wholesalers amounted to approximately 83% of the sales of the US Pharmaceuticals and Vaccines businesses in 2017. At 31 December 2017, the Group had trade receivables due from these three wholesalers totalling £1,265 million (2016 – £1,323 million). The Group is exposed to a concentration of credit risk in respect of these wholesalers such that, if one or more of them encounters financial difficulty, it could materially and adversely affect the Group’s financial results.

The Group’s credit risk monitoring activities relating to these wholesalers include a review of their quarterly financial information and Standard & Poor’s credit ratings, development of GSK internal risk ratings, and establishment and periodic review of credit limits. However, the Group believes there is no further credit risk provision required in excess of the normal provision for bad and doubtful debts (see Note 24, ‘Trade and other receivables’).

Fair value of financial assets and liabilities

The table on page 216 presents the carrying amounts and the fair values of the Group’s financial assets and liabilities at 31 December 2017 and 31 December 2016.

The fair values of the financial assets and liabilities are included at the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The following methods and assumptions were used to estimate the fair values:

•	Cash and cash equivalents – approximates to the carrying amount

•	Liquid investments – based on quoted market prices or calculated based on observable inputs in the case of marketable securities; based on principal amounts in the case of non-marketable securities because of their short repricing periods

•	Other investments – equity investments traded in an active market determined by reference to the relevant stock exchange quoted bid price; other equity investments determined by reference to the current market value of similar instruments or by reference to the discounted cash flows of the underlying net assets

•	Short-term loans, overdrafts and commercial paper – approximates to the carrying amount because of the short maturity of these instruments

•	Long-term loans – based on quoted market prices in the case of European and US Medium term notes and other fixed rate borrowings (a Level 1 fair value measurement); approximates to the carrying amount in the case of floating rate bank loans and other loans

•	Contingent consideration for business acquisitions – based on present values of expected future cash flows

•	Interest rate swaps, foreign exchange forward contracts, swaps and options – based on the present value of contractual cash flows or option valuation models using market sourced data (exchange rates or interest rates) at the balance sheet date

•	Receivables and payables, including put options – approximates to the carrying amount

•	Company-owned life insurance policies – based on cash surrender value

•	Lease obligations – approximates to the carrying amount.

Fair value of investments in GSK shares

At 31 December 2017, the Employee Share Ownership Plan (ESOP) Trusts held GSK shares with a carrying value of £400 million (2016 – £286 million) and a fair value of £882 million (2016 – £667 million) based on quoted market price. The shares are held by the ESOP Trusts to satisfy future exercises of options and awards under employee incentive schemes. In 2017, the carrying value, which is the lower of cost or expected proceeds, of these shares has been recognised as a deduction from other reserves. At 31 December 2017, GSK held Treasury shares at a cost of £5,800 million (2016 – £6,451 million) which has been deducted from retained earnings.

	2017			2016
	Notes	Carrying value £m	Fair value £m	Carrying value £m	Fair value £m
Available-for-sale investments:
Liquid investments (Government bonds)	a	78	78	89	89
Other investments	a	918	918	985	985
Loans and receivables:
Cash and cash equivalents		3,833	3,833	4,897	4,897
Trade and other receivables and Other non-current assets in scope of IAS 39	b	5,495	5,495	5,499	5,499
Financial assets at fair value through profit or loss:
Trade and other receivables and Other non-current assets in scope of IAS 39	a,b	506	506	361	361
Derivatives designated as at fair value through profit or loss	a,d,e	5	5	23	23
Derivatives classified as held for trading under IAS 39	a,d,e	71	71	133	133

Total financial assets		10,906	10,906	11,987	11,987

Financial liabilities measured at amortised cost:
Borrowings excluding obligations under finance leases:
– bonds in a designated hedging relationship	d	(4,315)	(4,405)	(3,189)	(3,335)
– other bonds		(11,894)	(14,743)	(14,111)	(16,996)
– bank loans and overdrafts		(236)	(236)	(332)	(332)
– commercial paper		(529)	(529)	(1,094)	(1,094)
– other borrowings		(49)	(49)	—	—

Total borrowings excluding obligations under finance leases	f	(17,023)	(19,962)	(18,726)	(21,757)
Obligations under finance leases		(66)	(66)	(64)	(64)

Total borrowings		(17,089)	(20,028)	(18,790)	(21,821)
Trade and other payables, Other provisions and certain
Other non-current liabilities in scope of IAS 39	c	(20,325)	(20,325)	(18,713)	(18,713)
Financial liabilities at fair value through profit or loss:
Contingent consideration liabilities	a,c	(6,172)	(6,172)	(5,896)	(5,896)
Derivatives designated as at fair value through profit or loss	a,d,e	(26)	(26)	(92)	(92)
Derivatives classified as held for trading under IAS 39	a,d,e	(48)	(48)	(102)	(102)

Total financial liabilities		(43,660)	(46,599)	(43,593)	(46,624)

Net financial assets and financial liabilities		(32,754)	(35,693)	(31,606)	(34,637)

The valuation methodology used to measure fair value in the above table is described and categorised on page 215. Trade and other receivables, Other non-current assets, Trade and other payables, Other provisions, Other non-current liabilities and Contingent consideration liabilities are reconciled to the relevant Notes on page 218.

(a) Financial instruments held at fair value

The following tables categorise the Group’s financial assets and liabilities held at fair value by the valuation methodology applied in determining their fair value. Where possible, quoted prices in active markets are used (Level 1). Where such prices are not available, the asset or liability is classified as Level 2, provided all significant inputs to the valuation model used are based on observable market data. If one or more of the significant inputs to the valuation model is not based on observable market data, the instrument is classified as Level 3. Other investments classified as Level 3 in the tables below comprise equity investments in unlisted entities with which the Group has entered into research collaborations and also investments in emerging life science companies.

	Level 1	Level 2	Level 3	Total
At 31 December 2017	£m	£m	£m	£m
Financial assets at fair value
Available–for–sale financial assets:
Liquid investments	77	1	—	78
Other investments	535	—	383	918
Other non-current assets	—	—	38	38
Financial assets at fair value through profit or loss:
Other non-current assets	—	382	44	426
Trade and other receivables	—	—	42	42
Derivatives designated as at fair value through profit or loss	—	5	—	5
Derivatives classified as held for trading under IAS 39	—	62	9	71

	612	450	516	1,578

Financial liabilities at fair value
Financial liabilities at fair value through profit or loss:
Contingent consideration liabilities	—	—	(6,172)	(6,172)
Derivatives designated as at fair value through profit or loss	—	(26)	—	(26)
Derivatives classified as held for trading under IAS 39	—	(47)	(1)	(48)

	—	(73)	(6,173)	(6,246)

	Level 1	Level 2	Level 3	Total
At 31 December 2016	£m	£m	£m	£m
Financial assets at fair value
Available–for–sale financial assets:
Liquid investments	84	5	—	89
Other investments	580	—	405	985
Other non-current assets	—	—	6	6
Financial assets at fair value through profit or loss:
Other non-current assets	—	355	—	355
Derivatives designated as at fair value through profit or loss	—	23	—	23
Derivatives classified as held for trading under IAS 39	—	133	—	133

	664	516	411	1,591

Financial liabilities at fair value
Financial liabilities at fair value through profit or loss:
Contingent consideration liabilities	—	—	(5,896)	(5,896)
Derivatives designated as at fair value through profit or loss	—	(92)	—	(92)
Derivatives classified as held for trading under IAS 39	—	(101)	(1)	(102)

	—	(193)	(5,897)	(6,090)

Movements in the year for financial instruments measured using Level 3 valuation methods are presented below:

	2017	2016
	£m	£m
At 1 January	(5,486)	(3,582)
Net losses recognised in the income statement	(970)	(2,283)
Net gains recognised in other comprehensive income	22	29
Contingent consideration for businesses divested/acquired during the year	80	(194)
Payment of contingent consideration liabilities	685	431
Additions	117	81
Disposals	(52)	(15)
Transfers from Level 3	(24)	(11)
Exchange	(29)	58

At 31 December	(5,657)	(5,486)

The net losses of £970 million (2016 – £2,283 million) attributable to Level 3 financial instruments which were recognised in the income statement were all attributable to financial instruments which were held at the end of the year. Losses of £971 million (2016 – £2,283 million) were reported in Other operating income and income of £1 million (2016 – £nil) was recorded in Finance income. £909 million (2016 – £2,162 million) arose from remeasurement of the contingent consideration payable for the acquisition of the former Shionogi-ViiV Healthcare joint venture and £53 million (2016 – £152 million) arose from remeasurement of the contingent consideration payable on the acquisition in 2015 of the Novartis Vaccines business. Net gains of £22 million (2016 – £29 million) attributable to Level 3 financial instruments reported in Other comprehensive income as Fair value movements on available-for-sale investments included net losses of £6 million (2016 – net gains of £21 million) in respect of financial instruments held at the end of the year.

Financial liabilities measured using Level 3 valuation methods at 31 December included £5,542 million (2016 – £5,304 million) in respect of contingent consideration payable for the acquisition in 2012 of the former Shionogi-ViiV Healthcare joint venture. This consideration is expected to be paid over a number of years and will vary in line with the future performance of specified products and movements in certain foreign currencies. They also included £584 million (2016 – £545 million) in respect of contingent consideration for the acquisition in 2015 of the Novartis Vaccines business. This consideration is expected to be paid over a number of years and will vary in line with the future performance of specified products, the achievement of certain milestone targets and movements in certain foreign currencies. Sensitivity analysis on these balances is provided in Note 39, ‘Contingent consideration liabilities’.

(b) Trade and other receivables and Other non-current assets in scope of IAS 39

The following table reconciles financial instruments within Trade and other receivables and Other non-current assets which fall within the scope of IAS 39 to the relevant balance sheet amounts. The financial assets are predominantly non-interest earning. Financial instruments within the Other non-current assets balance include company-owned life insurance policies. Non-financial instruments include tax receivables, pension surplus balances and prepayments, which are outside the scope of IAS 39.

	2017					2016
	At fair value through profit or loss £m	Loans and receivables £m	Financial instruments £m	Non- financial instruments £m	Total £m	At fair value through profit or loss £m	Loans and receivables £m	Financial instruments £m	Non- financial instruments £m	Total £m
Trade and other receivables (Note 24)	42	5,148	5,190	810	6,000	—	5,135	5,135	891	6,026
Other non-current assets (Note 22)	464	347	811	602	1,413	361	364	725	474	1,199

	506	5,495	6,001	1,412	7,413	361	5,499	5,860	1,365	7,225

The following table shows the ageing of such financial assets which are past due and for which no provision for bad or doubtful debts has been made:

	2017 £m	2016 £m
Past due by 1–30 days	142	137
Past due by 31–90 days	70	178
Past due by 91–180 days	64	55
Past due by 181–365 days	27	53
Past due by more than 365 days	108	98

	411	521

(c) Trade and other payables, Other provisions, Other non-current liabilities and Contingent consideration liabilities in scope of IAS 39

The following table reconciles financial instruments within Trade and other payables, Other provisions, Other non-current liabilities and Contingent consideration liabilities which fall within the scope of IAS 39 to the relevant balance sheet amounts. The financial liabilities are predominantly non-interest bearing. Accrued wages and salaries are included within financial liabilities. Non-financial instruments includes payments on account, tax and social security payables and provisions which do not arise from contractual obligations to deliver cash or another financial asset, which are outside the scope of IAS 39.

	2017					2016
	At fair value					At fair value
	through	Other	Financial	Non-financial		through	Other	Financial	Non-financial
	profit or loss	liabilities	instruments	instruments	Total	profit or loss	liabilities	instruments	instruments	Total
	£m	£m	£m	£m	£m	£m	£m	£m	£m	£m
Trade and other payables (Note 27)	—	(20,129)	(20,129)	(841)	(20,970)	—	(11,041)	(11,041)	(923)	(11,964)
Other provisions (Note 29)	—	(117)	(117)	(1,148)	(1,265)	—	(113)	(113)	(1,387)	(1,500)
Other non-current liabilities (Note 30)	—	(79)	(79)	(902)	(981)	—	(7,559)	(7,559)	(886)	(8,445)
Contingent consideration liabilities (Note 39)	(6,172)	—	(6,172)	—	(6,172)	(5,896)	—	(5,896)	—	(5,896)

	(6,172)	(20,325)	(26,497)	(2,891)	(29,388)	(5,896)	(18,713)	(24,609)	(3,196)	(27,805)

(d) Derivative financial instruments and hedging programmes

The following table sets out the fair values of derivatives held by GSK. All the derivative liabilities and £68 million (2016 – £156 million) of the derivative assets have a maturity of less than one year.

	2017 Fair value		2016 Fair value
	Assets £m	Liabilities £m	Assets £m	Liabilities £m
Net investment hedges – Foreign exchange contracts (principal amount – £6,333 million (2016 – £5,362 million))	5	(25)	18	(92)
Cash flow hedges – Foreign exchange contracts (principal amount – £38 million (2016 – £170 million))	—	(1)	5	—

Derivatives designated as at fair value through profit or loss	5	(26)	23	(92)

Foreign exchange contracts (principal amount – £14,449 million (2016 – £14,943 million))	62	(47)	133	(99)
Embedded and other derivatives	9	(1)	—	(3)

Derivatives classified as held for trading under IAS 39	71	(48)	133	(102)

Total derivative instruments	76	(74)	156	(194)

Foreign exchange contracts classified as held for trading under IAS 39

The principal amount on foreign exchange contracts is the absolute total of outstanding positions at the balance sheet date. The Group’s foreign exchange contracts are for periods of 12 months or less. At 31 December 2017, the Group held outstanding foreign exchange contracts with a net asset fair value of £15 million (£62 million asset less £47 million liability). At 31 December 2016, the fair value was £34 million net asset (£133 million asset less £99 million liability).

The overall decrease in the net asset fair value has been due to the weakening of Sterling against the Euro in 2017 and the strengthening of Sterling against the US Dollar which has impacted on the portion of the hedging portfolio that is not in a designated accounting hedge. Fair value movements are taken to the income statement in the period to offset the exchange gains and losses on the related underlying balances.

Fair value hedges

At 31 December 2017, the Group had no designated fair value hedges.

Net investment hedges

During the year, certain foreign exchange contracts were designated as net investment hedges in respect of the foreign currency translation risk arising on consolidation of the Group’s net investment in its European (Euro) foreign operations as shown in the table above.

The carrying value of bonds on page 216 includes £4,315 million (2016 – £3,189 million) that are designated as hedging instruments in net investment hedges.

Cash flow hedges

During 2017, the Group entered into forward foreign exchange contracts which have been designated as cash flow hedges. These are hedging the foreign exchange exposure arising on Euro denominated coupon payments relating to notes issued under the Group’s European Medium Term Note programme and a number of highly probable forecast transactions denominated in US Dollars.

In addition, the Group carries a balance in reserves that arose from pre-hedging fluctuations in long-term interest rates when pricing bonds issued in prior years. The balance is reclassified to finance costs over the life of these bonds.

(e) Offsetting of financial assets and liabilities

Financial assets and liabilities are offset and the net amount reported in the balance sheet where there is a legally enforceable right to offset the recognised amounts, and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously. There are also arrangements that do not meet the criteria for offsetting but still allow for the related amounts to be offset in certain circumstances, such as bankruptcy or the termination of a contract.

The following tables set out the financial assets and liabilities that are offset, or subject to enforceable master netting arrangements and other similar agreements but not offset, as at 31 December 2017 and 31 December 2016. The column ‘Net amount’ shows the impact on the Group’s balance sheet if all offset rights were exercised.

At 31 December 2017	Gross financial assets/ (liabilities) £m	Financial (liabilities)/ assets offset £m	Net financial assets/ (liabilities) £m	Related amounts not offset £m	Net amount £m
Financial assets
Trade and other receivables	5,191	(1)	5,190	(31)	5,159
Derivative financial instruments	76	—	76	(64)	12

Financial liabilities
Trade and other payables	(20,130)	1	(20,129)	31	(20,098)
Derivative financial instruments	(74)	—	(74)	64	(10)

At 31 December 2016	Gross financial assets/ (liabilities) £m	Financial (liabilities)/ assets offset £m	Net financial assets/ (liabilities) £m	Related amounts not offset £m	Net balance £m
Financial assets
Trade and other receivables	5,136	(1)	5,135	(29)	5,106
Derivative financial instruments	156	—	156	(117)	39

Financial liabilities
Trade and other payables	(11,042)	1	(11,041)	29	(11,012)
Derivative financial instruments	(194)	—	(194)	117	(77)

Amounts which do not meet the criteria for offsetting on the balance sheet but could be settled net in certain circumstances principally relate to derivative transactions under ISDA (International Swaps and Derivatives Association) agreements where each party has the option to settle amounts on a net basis in the event of default of the other party. As there is presently not a legally enforceable right of offset, these amounts have not been offset in the balance sheet, but have been presented separately in the table above.

(f) Debt interest rate repricing table

The following table sets out the exposure of the Group to interest rates on debt, including commercial paper. The maturity analysis of fixed rate debt is stated by contractual maturity and of floating rate debt by interest rate repricing dates. For the purpose of this table, debt is defined as all classes of borrowings other than obligations under finance leases.

	2017	2016
	Total debt £m	Total £m
Floating and fixed rate debt less than one year	(2,802)	(4,106)
Between one and two years	(1,340)	(2,216)
Between two and three years	(1,076)	(1,277)
Between three and four years	(16)	—
Between four and five years	(1,475)	—
Between five and ten years	(3,664)	(4,082)
Greater than ten years	(6,650)	(7,045)

Total	(17,023)	(18,726)

Original issuance profile:
Fixed rate interest	(16,209)	(17,342)
Floating rate interest	(765)	(1,381)

Total interest bearing	(16,974)	(18,723)
Non-interest bearing	(49)	(3)

	(17,023)	(18,726)

(g) Sensitivity analysis

The tables below illustrate the estimated impact on the income statement and equity as a result of hypothetical market movements in foreign exchange and interest rates in relation to the Group’s financial instruments. The range of variables chosen for the sensitivity analysis reflects management’s view of changes which are reasonably possible over aone-year period.

Foreign exchange sensitivity

The Group operates internationally and is primarily exposed to foreign exchange risk in relation to Sterling against movements in US Dollar, Euro and Japanese Yen. Foreign exchange risk arises from the translation of financial assets and liabilities which are not in the functional currency of the entity that holds them. Based on the Group’s net financial assets and liabilities as at 31 December, a weakening and strengthening of Sterling against these currencies, with all other variables held constant, is illustrated in the tables below. The tables exclude financial instruments that expose the Group to foreign exchange risk where this risk is fully hedged with another financial instrument.

	2017	2016
Income statement impact of non-functional currency foreign exchange exposures	Increase/(decrease) in income £m	Increase/(decrease) in income £m
10 cent appreciation of the US Dollar	76	77
10 cent appreciation of the Euro	(5)	18
10 yen appreciation of the Yen	9	1

	2017	2016
Income statement impact of non-functional currency foreign exchange exposures	Increase/(decrease) in income £m	Increase/(decrease) in income £m
10 cent depreciation of the US Dollar	(66)	(66)
10 cent depreciation of the Euro	4	(16)
10 yen depreciation of the Yen	(8)	(1)

The equity impact, shown below, for foreign exchange sensitivity relates to derivative and non-derivative financial instruments hedging the Group’s net investments in its European (Euro) foreign operations and cash flow hedges of its foreign exchange exposure arising on Euro denominated coupon payments relating to notes issued under the Group’s European Medium Term Note programme and a number of highly probable forecast transactions denominated in US Dollar.

	2017	2016
Equity impact of non-functional currency foreign exchange exposures	Increase/(decrease) in equity £m	Increase/(decrease) in equity £m
10 cent appreciation of the US Dollar	1	11
10 cent appreciation of the Euro	(1,028)	(795)

	2017	2016
Equity impact of non-functional currency foreign exchange exposures	Increase/(decrease) in equity £m	Increase/(decrease) in equity £m
10 cent depreciation of the US Dollar	(1)	(10)
10 cent depreciation of the Euro	861	670

The tables below present the Group’s sensitivity to a weakening and strengthening of Sterling against the relevant currency based on the composition of net debt as shown in Note 31 adjusted for the effects of foreign exchange derivatives that are not part of net debt but affect future foreign currency cash flows.

	2017	2016
Impact of foreign exchange movements on net debt	(Increase)/decrease in net debt £m	(Increase)/decrease in net debt £m
10 cent appreciation of the US Dollar	(637)	(746)
10 cent appreciation of the Euro	197	190
10 yen appreciation of the Yen	(4)	(11)

	2017	2016
Impact of foreign exchange movements on net debt	(Increase)/decrease in net debt £m	(Increase)/decrease in net debt £m
10 cent depreciation of the US Dollar	549	634
10 cent depreciation of the Euro	(165)	(160)
10 yen depreciation of the Yen	4	10

Interest rate sensitivity

The Group is exposed to interest rate risk on its outstanding borrowings and investments where any changes in interest rates will affect future cash flows or the fair values of financial instruments.

The majority of debt is issued at fixed interest rates and changes in the floating rates of interest do not significantly affect the Group’s net interest charge, although the majority of cash and liquid investments earn floating rates of interest.

The table below hypothetically shows the Group’s sensitivity to changes in interest rates in relation to Sterling, US Dollar and Euro floating rate financial assets and liabilities. If the interest rates applicable to floating rate financial assets and liabilities were to have increased by 1% (100 basis points), and assuming other variables had remained constant, it is estimated that the Group’s finance income for 2017 would have increased by approximately £5 million (2016 – £3 million increase). A 1% (100 basis points) movement in interest rates is not deemed to have a material effect on equity.

	2017	2016
Income statement impact of interest rate movements	Increase/(decrease) in income £m	Increase/(decrease) in income £m
1% (100 basis points) increase in Sterling interest rates	24	3
1% (100 basis points) increase in US Dollar interest rates	(24)	(3)
1% (100 basis points) increase in Euro interest rates	5	3

(h) Contractual cash flows for non-derivative financial liabilities and derivative instruments

The following tables provides an analysis of the anticipated contractual cash flows including interest payable for the Group’s non-derivative financial liabilities on an undiscounted basis. The Group did not use interest rate swaps to manage its interest rate risk. For the purpose of this table, debt is defined as all classes of borrowings except for obligations under finance leases. Interest is calculated based on debt held at 31 December without taking account of future issuance. Floating rate interest is estimated using the prevailing interest rate at the balance sheet date. Cash flows in foreign currencies are translated using spot rates at 31 December. Contractual cash flows in respect of operating lease vacant space provisions are excluded from the table below as they are included in the Commitments under non-cancellable operating leases table in Note 41, ‘Commitments’.

			Obligations	Finance charge on	Trade payables and
		Interest on	under finance	obligations under	other liabilities not
	Debt	debt	leases	finance leases	in net debt	Total
At 31 December 2017	£m	£m	£m	£m	£m	£m
Due in less than one year	(2,802)	(555)	(23)	(2)	(21,521)	(24,903)
Between one and two years	(1,344)	(497)	(27)	(2)	(853)	(2,723)
Between two and three years	(1,078)	(488)	(8)	(1)	(813)	(2,388)
Between three and four years	(16)	(488)	(2)	(1)	(784)	(1,291)
Between four and five years	(1,483)	(468)	(1)	(1)	(752)	(2,705)
Between five and ten years	(3,694)	(2,018)	(5)	(5)	(3,609)	(9,331)
Greater than ten years	(6,720)	(3,996)	—	—	(1,471)	(12,187)

Gross contractual cash flows	(17,137)	(8,510)	(66)	(12)	(29,803)	(55,528)

				Finance charge on	Trade payables and
			Obligations	obligations	other
		Interest on	under finance	under finance	liabilities not
	Debt	debt	leases	leases	in net debt	Total
At 31 December 2016	£m	£m	£m	£m	£m	£m
Due in less than one year	(4,108)	(705)	(23)	(2)	(11,621)	(16,459)
Between one and two years	(2,218)	(566)	(22)	(1)	(8,784)	(11,591)
Between two and three years	(1,282)	(503)	(12)	—	(961)	(2,758)
Between three and four years	—	(496)	(7)	—	(786)	(1,289)
Between four and five years	—	(496)	—	—	(705)	(1,201)
Between five and ten years	(4,117)	(2,122)	—	—	(3,474)	(9,713)
Greater than ten years	(7,124)	(4,522)	—	—	(3,135)	(14,781)

Gross contractual cash flows	(18,849)	(9,410)	(64)	(3)	(29,466)	(57,792)

The increase in contractual cash flows for non-derivative financial liabilities due in less than one year of £8.4 billion and the decrease in cash flows due between one and two years of £8.9 billion principally reflect the move of the Consumer Healthcare put option into amounts due in less than one year. This option relates to the ability of Novartis to put its shares in the Consumer Healthcare Joint Venture to GSK at certain points commencing on 2 March 2018 with payment likely to be due several months after exercise. See Note 27 ‘Trade and other payables’ for further information on the Consumer Healthcare put option.

Anticipated contractual cash flows for the repayment of debt and debt interest have decreased by £2.6 billion over the year due to a reduction in the issuance of commercial paper and favourable exchange rate movements on US Dollar denominated debt.

The table below provides an analysis of the anticipated contractual cash flows for the Group’s derivative instruments excluding embedded derivatives and equity options, which are not material, using undiscounted cash flows. Cash flows in foreign currencies are translated using spot rates at 31 December. The gross cash flows of foreign exchange contracts are presented for the purpose of this table although, in practice, the Group uses standard settlement arrangements to reduce its liquidity requirements on these instruments.

The amounts receivable and payable in less than one year have decreased compared with 31 December 2016 as a result of reduced hedging of the US commercial paper programme.

	2017		2016
	Receivables	Payables	Receivables	Payables
	£m	£m	£m	£m
Due in less than one year	20,319	(20,326)	21,266	(21,303)
Between one and two years	—	—	20	(20)

Gross contractual cash flows	20,319	(20,326)	21,286	(21,323)